INVESTOR PRESENTATION FEBRUARY 2017

Forward Looking Statements Some of the information included herein may contain forward-looking statements within the meaning of the federal securities laws. Forward- looking statements give our current expectations and may contain projections of results of operations or of financial condition, or forecasts of future events. Words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “could,” “believe,” “project,” “budget,” “potential,” or “continue,” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no expected results of operations or financial condition or other forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in Hi-Crush Partners LP’s (“Hi-Crush”) reports filed with the Securities and Exchange Commission (“SEC”), including those described under Item 1A, “Risk Factors” of Hi-Crush’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the risk factors in our reports filed with the SEC or the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include: whether we are able to complete the Whitehall and Permian Basin Sand Company acquisitions, the volume of frac sand we are able to sell; the price at which we are able to sell frac sand; the outcome of any litigation, claims or assessments, including unasserted claims; changes in the price and availability of natural gas or electricity; changes in prevailing economic conditions; and difficulty collecting receivables. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. Hi-Crush’s forward-looking statements speak only as of the date made and Hi-Crush undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. We will file a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and the related preliminary prospectus supplement and other documents we will file with the SEC for more complete information about us and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, we, the underwriters or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement and the prospectus if you request it from Credit Suisse Securities (USA) LLC, Attention: Prospectus Department, One Madison Avenue, New York, New York, 10010, or by telephone at +1 (800) 221-1037, or by email at newyork.prospectus@credit-suisse.com. Under no circumstances may any copy of this presentation, if obtained, be retained, copied or transmitted. 2

Offering Overview 3 Issuer: Hi-Crush Partners, LP Listing / Ticker Symbol: NYSE / HCLP Offering Size: 20.5 million units (100% primary) Use of Proceeds: To fund the cash purchase price of the Whitehall Dropdown and to fund the purchase price of the Permian Basin Acquisition, with the balance to be funded through the issuance of $75.0 million of newly issued common units to the seller Over-Allotment Option: 15% (100% primary) Expected Pricing: February 24, 2017 Lock-Up Period: 45 days for Company, management and directors Bookrunners: Credit Suisse, Mizuho Securities

Sources, Uses, and Pro Forma Capitalization 4 ($ in millions) Sources Equity to the public 1 $438 Equity consideration to PBSC sellers 75 Total sources $513 Uses PBSC acquisition $275 Whitehall dropdown 2 140 Cash to balance sheet 98 Total uses $513 ($ in millions) 12/31/2016 Adj. Pro forma 3 Adj. Pro forma as adjusted 4 Cash $4 $438 $442 ($340) $102 Revolving credit facility – – – Term loan 5 190 190 190 Other notes payable 7 7 7 T tal debt $196 $196 $196 artners' equity 290 438 728 75 803 Total capitalization $487 $438 $924 $75 $999 Net debt $192 ($438) ($245) $95 RCF size 75 75 75 Liquidity 71 508 168 1) Net proceeds from $450mm equity offering with gross spread of 2.75% 2) Whitehall dropdown purchase price also includes contingent consideration to be paid out upon meeting certain hurdles, which is not reflected in this number 3) A pro forma basis to give effect to the issuance and sale of our common units in this offering 4) A pro forma as adjusted basis to give effect to the application of proceeds of the offering in the Whitehall Dropdown and Permian Basin Sand Company acquisition 5) Presented net of discounts and issuance costs

Strategic Update

Strategically Positioned in the Upswing

M&A and Asset Development

- **Acquiring Permian Basin Sand:** Acquiring 1,226 contiguous acres with 55+ million tons of high-quality 100 mesh reserves in the heart of the Permian; developing low-cost 3mm TPY production facility
- **Developed last-mile solution:** Announced PropStream™ integrated delivery solution, expanding logistics capabilities all the way to the well site through containerized delivery system

Strategic Asset Positioning

- **Executed strategic drop downs:** Announced two drop downs (Whitehall and Blair facilities) since August 2016 at attractive price from sponsor[1]; allows HCLP to fully participate in the activity upswing
- **Restarting idle mines to meet demand:** Restarted Augusta facility and planned restart of Whitehall (March/April 2017) to meet increased customer demand and strategically serve volumes in high-activity areas

Liquidity & Capital Flexibility

- **Funding growth with equity:** Using primary common unit offerings to strengthen capital position and finance drop downs (Blair, Whitehall) and M&A (Permian Basin Sand)
- **Maintaining liquidity and flexibility:** Executed revolver amendment in April 2016 to improve flexibility; no new debt issued to finance recent transactions; exited 2016 with total liquidity of $71mm

[1] Hi-Crush Proppants LLC

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Permian Basin Sand Company Acquisition

Acquisition Overview

- 55+ million tons of high-quality 100 mesh reserves
- Unique deposit of above-ground sand, strategically positioned in the heart of the Permian Basin
- Located within 75-mile radius of significant Delaware and Midland Basin activity
- Advantaged trucking proximity to key demand markets; location drives value and margin premium
- Eliminates rail transportation costs and significantly reduces order lead times
- Total consideration of $275mm, funded with cash from primary common unit offering and common units to seller
- Closing expected by March 2017, subject to normal closing conditions

Strategic Alignment

- Developing purpose-built 3mm TPY production facility; production expected to commence by late 3Q17 or early 4Q17
- Production costs expected to be in-line with all other large scale Hi-Crush facilities
- Contract with blue chip customer in place for 1mm TPY
- Year-round operation of wet plant; simplifies inventory planning process
- Enhances logistics capabilities & service offering
- Opportunity to leverage PropStream capabilities and avoid logistical bottlenecks; creates highly efficient mine-to-well solution servicing all of the Permian basin
- Potential reserve expansion opportunities on additional acreage under option

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Permian Basin Sand – Optimally & Uniquely Positioned

Our Location Advantage

- **Location:** Optimally located to serve both the Delaware and Midland Basins in the Permian
- **Cost advantage:** Location and proximity advantage lowers trucking cost to well, supporting lowest cost sand not just in-basin but to well site
- **Permian activity:** Large resource potential with multiple pay-zones driving outsized activity growth
- **Customers:** Multiple large and active operators in region; potential for linked sales with PropStream
- **Trends:** Completion techniques, including longer laterals and greater proppant loadings maximizes demand per well
- **Demand:** Potential frac sand supply shortfall for Permian demand could be 25mm+ tons in 2018; will need to be filled by Northern White or additional regional supply like Permian Basin Sand
- **Permits:** >2,700 horizontal wells permitted within 75-mile radius of Permian Basin Sand since January 2016[2]

Strong Radius of Demand[1]


Yoakum
Terry
Lynn
Garza
Lea
Gaines
Dawson
Borden
Eddy
Andrews
Martin
Howard
Loving
Winkler
Ector
Midland
Glasscock
Culberson
Ward
Crane
Upton
Reagan
Reeves
Jeff Davis
Pecos
Crockett
Terrell

- 100-mile radius of Permian Basin Sand
- Delaware Basin counties
- Midland Basin counties
- Heat map of proppant consumption

Sources: [1] Navport; [2] IHS

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Whitehall Facility – Acquisition Overview

Acquisition Overview

- HCLP acquiring 100% of the Whitehall Facility and remaining 2% of Augusta from Hi-Crush Proppants
- Total acquisition value of $140mm in cash, plus a 2-year earnout
- Cash to be funded with proceeds from primary offering of common units in February 2017

Whitehall Facility Details

- 80mm+ tons of Northern White reserves
- 2.86mm TPY of processing capacity
- Unit train capable; direct access to CN railway
- 28-year reserve life
- 30,000 feet of integrated rail infrastructure
- Resuming operations by late March / early April 2017

Benefits to HCLP

Scale	• Adds a fourth Tier 1 Northern White facility to the HCLP portfolio; increases owned processing capacity by ~40% to 10.4mm TPY • Including the 3mm TPY at Permian Basin Sand in 2017; increases total to 13.4mm TPY • Significantly extends reserve base and enhances cross-asset leverage
Value	• Allows HCLP to fully benefit from increased volume, pricing and margins • Simplifies structure with all production assets owned by HCLP; increases transparency with transfer pricing elimination • Further diversifies rail exposure; increases origin / destination pairings
Growth	• Combined with Permian Basin Sand, expected '18 accretion to be >25% • Potential to accelerate timeframe to distribution resumption and growth

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Business Update

Leveraging Our Competitive Advantages

Factor	Our Position	The Hi-Crush Advantage	
Size & Scale	Five facilities, 13.4mm[1] tons of annual capacity	Top-tier supplier with operational flexibility and ability to meet dynamic customer needs	
Supply Diversity	Sizable supplier of Northern-White and regional frac sand[2]	By 3Q17 or 4Q17, expect to operate 13.4mm TPY of low-cost, high-quality production with diversity of grades and sand types[2]	
Low Cost	Market leading cost structure	Industry-leading cost structure provides competitive, financial and operational advantages from mine-site to well-site	
Distribution Network	Two class-1 rail origins; strategic and expanding terminal network	Direct access to UP and CN railroads; combined with PropStream last-mile solution, extends low-cost competitive advantages to the well site	
Customer Relationships	Strong, long-term relationships	Gaining profitable market share through close partnerships with key customers, vendor consolidation and supply attrition	
Balance Sheet	Ample liquidity & significant capital flexibility	Provides resources needed for upswing; enhances ability to pursue attractive growth opportunities	
Focused Strategy	A clear strategy to win long-term	Positioned to profitably capture long-term market share with higher activity	

1) Annual capacity, including 2.86mm tons of annual capacity at the Whitehall facility, which is expected to restart in late March or early April 2017. Facilities and capacity include 3mm TPY Permian Basin Sand production facility, which is expected to be completed in the second half of 2017.
2) Includes Permian Basin Sand

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Hi-Crush's Portfolio of Processing Plant Assets

	Wyeville	Augusta	Blair	Whitehall	Permian Basin Sand
Capacity (mm TPY)	1.85	2.86	2.86	2.86	3.0
Reserve Type	Northern White	Northern White	Northern White	Northern White	Regional
Reserve Life	41 years	14 years	41 years	28 years	18 years
Rail Access	Union Pacific	Union Pacific	Canadian National	Canadian National	Not Required
Location	Wisconsin	Wisconsin	Wisconsin	Wisconsin	Winkler Co., TX
Status	Active	Active	Active	Expected to resume ops by April 2017	In development: expected 3Q / early 4Q17







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Note: Reserve life estimates based on reserve reports prepared by JT Boyd

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Strong Frac Sand Fundamentals

Greater frac sand intensity driven by multiple unchanged factors

- Targeting of Shale & Unconventional
- Increased Horizontal Drilling
- Longer Laterals Lengths
- More Stages per Foot
- More Sand per Stage
- More Wells Drilled per Rig

GREATER FRAC SAND INTENSITY

Supportive Fundamentals



- Sand intensity trends key driver of increased demand; “super fracs” growing to 25,000+ tons per well
- Drilled but uncompleted well (“DUC”) backlog growing in Q1 2017 and represents significant pent-up demand for frac sand
- Supply reduced; re-entry of high-cost or idled operations into the market may be slow and difficult
- New sand supply constrained by multiple factors

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Leverage to Current Upcycle vs Prior Peak1 14 2,000 rigs 27 days 13 wells 13 wells 26,000 wells 2,500 tons 65,000,000 tons Rig Count # of rigs Rig Efficiency Days/well drilled Rig Productivity Wells drilled/year/rig Completions Well completions/year/rig Wells Completed Well completions/year Average Sand Usage Tons/well Potential Demand Tons/year Old Model 1) Hypothetical example for illustrative purposes only; some results rounded 900 rigs 19 days 19 wells 20 wells 18,000 wells 5,250 tons 94,500,000 tons New Model -DUC Inventory Drawdown DUCs completed/year/rig 1 well +45% Calculated Calculated -55% Calculated

Logistics Flexibility Critical



Wisconsin
Augusta
Blair
Whitehall
Wyeville
Bakken
Marcellus / Utica
DJ Basin
MidCon
Permian Basin Sand
Permian
Eagle Ford
Rail Served Sand Facility
Mine-to-Well Sand Facility
Existing Terminal[1]
Terminal Under Development

Logistics Overview

- Multiple owned and operated in-basin terminals
- Access to all major U.S. oil and gas basins
- Direct loading and unloading of unit trains
- Major presence in Marcellus and Utica
- Expanding in Permian and other regions; new Pecos terminal under development
- PropStream service offering enhances logistics capabilities with last-mile solution
- Permian Basin Sand increases flexibility to efficiently serve Permian Basin demand

1) Map reflects owned and operated terminals only; does not include 15+ 3rd party terminals utilized by Hi-Crush to deliver sand to customers.

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Pecos Terminal Further Enhances Texas Position 16 Terminal Overview • Complements Permian Basin Sand acquisition as incremental demand in Delaware basin to be supplied by Northern White sand • Unit train terminal facility with vertical storage in- basin; also manifest capable with rail-to-truck operations • First to market to secure market leading position and provide customers access to best-in-class asset • Critical launching point for last-mile operations, including PropStream integrated logistics solution • Furthers Hi-Crush strategy of owning and operating key logistics infrastructure to provide frac sand from the mine to the well • Projected Completion Date – October 2017 The Pecos Rail Terminal Dedicated rail park and transload terminal for proppant strategically located in the Delaware Basin

Simple Structure; Incentivized Management Team 17 39%61% 100% 67.5% LP 32.5% LP, 100% of IDRs Hi-Crush Proppants LLC (Sponsor) Avista Capital Parters and Co-Investors Management & Directors Hi-Crush Partners LP (NYSE: HCLP) Public Unitholders Hi-Crush GP LLC (General Partner)